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Proposals BlackRock nominees BlackRock Portfolio Managers BlackRock Funds BlackRock BLACKROCK CLOSED-END FUNDS The future of your long-term investment depends on you Closed-end funds have been at the heart of BlackRock since our founding in 1988. At this year’s Annual Meetings in June, we are asking all shareholders to make their voices heard in decisions that impact their investment. An activist hedge fund, Saba Capital Management L.P. (“Saba”), is attempting to take over or influence the board of one or more closed-end funds in which you are invested in through the election of its own candidates who may potentially seek to change your Fund’s strategy. › Cast your vote  What’s at stake How to vote Board nominees Portfolio Managers > This proxy season counts. Vote the WHITE proxy card now! BlackRock brings expertise as investment advisor BlackRock and the Funds’ Boards act in accordance with their fiduciary obligations. Our Funds’ Boards are experienced stewards who have demonstrated their ability to deliver sustainable long-term value. By fighting for products we believe in, BlackRock is supporting a vibrant marketplace of well-managed options for long-term financial planning. The stakes could not be higher This proxy season, a well-known shareholder activist has launched proxy campaigns targeting BlackRock closed-end funds, purporting to act in the best interests of shareholders but in reality seeking to benefit itself. Here are the two types of proposals Saba is submitting for the shareholder meetings: Learn more > > BSTZ proxy update > ECAT proxy update > BIGZ proxy update > MYN proxy update > MPA proxy update Director nominations Saba is seeking to take the director seats, including, in some instances, a majority of the Board. Terminate investment management agreement If approved, BlackRock would no longer manage the following funds—BCAT, BFZ, BIGZ, BMEZ, BSTZ, ECAT. Defend YOUR fund Saba is trying to fire BlackRock as investment advisor for certain BlackRock closed- end funds and install its own Board members, which may potentially change your Fund’s strategy. Make your voices heard and vote for your Directors on the below white proxy cards today. Board nominees up for election Your Board is under attack by a self-serving activist hedge fund. View some of the BlackRock Board nominees that are up for election. Click below to view the full list. > BCAT proxy update > BMEZ proxy update > BFZ proxy update > MHN proxy update > BNY proxy update Robert Fairbairn Vice Chairman and member of the Global Executive Committee at BlackRock Cynthia L. Egan Former President of Retirement Plan Services at T. Rowe Price Group. Board Chair for The Hanover Insurance Group and Lead Independent Director for Huntsman Corporation J. Phillip Holloman Former President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. View all nominees > Lead Portfolio Managers BlackRock’s closed-end funds are managed by some of the industry’s most influential thought leaders. Click to view our team of Portfolio Managers that seek to deliver on the Funds’ investment objectives with decades of experience and recognition. Rick Rieder CIO of Global Fixed Income, Head of Fundamental Fixed Income, and Head of the Global Allocation Investment Team Rick Rieder was named Morningstar’s Outstanding Portfolio Manager of the Year* in 2023. Responsible for roughly $2.4 trillion in assets, Rick Rieder is a member of BlackRock’s Global Executive Committee (GEC) and its GEC Investment Sub-Committee. He also is Chairman of the firm-wide BlackRock Investment Council. > View all Portfolio Managers Source ‘ *The award process recognizes portfolio managers who Morningstar believes demonstrate the industry’s very best attributes, including investment skill and an alignment of interests with the strategies’ investors. How do I vote? Vote online Vote by phone Using the website provided on your enclosed WHITE proxy card and following the simple instructions. www.proxyvote.com By calling the toll-free number on your enclosed WHITE proxy card and following the simple instructions. Vote by mail By completing and returning your enclosed WHITE proxy card in the postage paid envelope provided. We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. > Cast your vote © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY—NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

Proposals BlackRock nominees BlackRock Portfolio Managers BlackRock Funds BlackRock BLACKROCK CLOSED-END FUNDS Voting items This proxy season, closed-end funds advised by BlackRock are among the many funds that Saba has targeted in pursuit of its true objectives: liquidity and short-term profit. Saba has submitted various proposals for the shareholder meetings that may put your investments at risk: election of its own candidates on the Boards and termination of the investment management agreement for certain funds. › Cast your vote Director nominees Mgmt. termination How to vote > This proxy season counts. Vote the WHITE proxy card now! BlackRock brings expertise as investment advisor BlackRock and the Funds’ Boards act in accordance with their fiduciary obligations. Our Funds’ Boards are experienced stewards who have demonstrated their ability to deliver sustainable long-term value. By fighting for products we believe in, BlackRock is supporting a vibrant marketplace of well-managed options for long-term financial planning. Proposals The Funds’ current Board and Board Nominees have track records that demonstrate they operate in the best interest of shareholders. See what Saba proposes and the harmful implications. Director nominations Board Nominees • The Board Nominees have collectively extensive experience with registered closed-end funds generally, with closed-end funds with strategies similar to those of each Fund, and specifically with each Fund, its investment objective(s) and strategies, and service providers. • Each independent Board Nominee satisfied the standards contemplated by each fund’s Statement of Policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential independent Board member candidates. • Each independent Board Nominee serves the interests of all shareholders equally. > View Board nominees Saba’s proposal to elect its handpicked nominees and its implications • Saba’s nominees have little to no experience with closed-end funds. • Saba’s nominees have no experience with respect to any of the Funds, their investment objective(s) and strategies, or established relationships with service providers. • Saba’s nominees have been handpicked and nominated by Saba and may seek to advance the short-term goals reflected in its proposals, which would serve the interests of Saba over the interests of the Fund or other shareholders. Terminate the investment management agreement • This applies to the following funds: BCAT, BFZ, BIGZ, BMEZ, BSTZ, ECAT • Your Fund’s existing BlackRock Board Members, as fiduciaries to the Fund, review the Investment Management Agreement annually and are well-positioned to evaluate BlackRock • BlackRock is the world’s largest asset manager¹ and the largest manager of closed-end funds², with more than 35 years of advisory experience • BlackRock believes that the Funds’ investment strategies strongly benefit from an investment adviser with the sophistication and extensive expertise of BlackRock • BlackRock’s scale and deep relationships have historically given it enhanced access to private investments and high-demand initial public offerings • BlackRock also leverages the Aladdinâ“‡ Risk Management Platform and has significant risk management expertise Saba’s proposal and its implications • Could result in the firing of BlackRock as each Fund’s investment adviser. Depriving each Fund of BlackRock’s experience and expertise may plunge each Fund into uncertainty about its investment adviser and its future, harming the Funds and their shareholders. How do I vote? Vote online Using the website provided on your enclosed WHITE proxy card and following the simple instructions. www.proxyvote.com Vote by phone By calling the toll-free number on your enclosed WHITE proxy card and follow- ing the simple instructions. Vote by mail By completing and returning your enclosed WHITE proxy card in the postage paid en- velope provided. Cast your vote We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. > Cast your vote © 2024 BlackRock, Inc. All rights reserved. Based on $10.5T AUM as of March 31, 2024. *Based on $47B AUM in 51 funds as of March 31, 2024. FOR EXISTING SHAREHOLDER USE ONLY—NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. ® 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

Proposals BlackRock nominees BlackRock Portfolio Managers BlackRock Funds BlackRock BLACKROCK CLOSED-END FUNDS Voting items This proxy season, closed-end funds advised by BlackRock are among the many funds that Saba has targeted in pursuit of its true objectives: liquidity and short-term profit. Saba has submitted various proposals for the shareholder meetings that may put your investments at risk: election of its own candidates on the Boards and termination of the investment management agreement for certain funds. › Cast your vote Director nominees Mgmt. termination How to vote > This proxy season counts. Vote the WHITE proxy card now! BlackRock brings expertise as investment advisor BlackRock and the Funds’ Boards act in accordance with their fiduciary obligations. Our Funds’ Boards are experienced stewards who have demonstrated their ability to deliver sustainable long-term value. By fighting for products we believe in, BlackRock is supporting a vibrant marketplace of well-managed options for long-term financial planning. Proposals The Funds’ current Board and Board Nominees have track records that demonstrate they operate in the best interest of shareholders. See what Saba proposes and the harmful implications. Director nominations Board Nominees • The Board Nominees have collectively extensive experience with registered closed-end funds generally, with closed-end funds with strategies similar to those of each Fund, and specifically with each Fund, its investment objective(s) and strategies, and service providers. • Each independent Board Nominee satisfied the standards contemplated by each fund’s Statement of Policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential independent Board member candidates. • Each independent Board Nominee serves the interests of all shareholders equally. > View Board nominees Saba’s proposal to elect its handpicked nominees and its implications • Saba’s nominees have little to no experience with closed-end funds. • Saba’s nominees have no experience with respect to any of the Funds, their investment objective(s) and strategies, or established relationships with service providers. • Saba’s nominees have been handpicked and nominated by Saba and may seek to advance the short-term goals reflected in its proposals, which would serve the interests of Saba over the interests of the Fund or other shareholders. Terminate the investment management agreement • This applies to the following funds: BCAT, BFZ, BIGZ, BMEZ, BSTZ, ECAT • Your Fund’s existing BlackRock Board Members, as fiduciaries to the Fund, review the Investment Management Agreement annually and are well-positioned to evaluate BlackRock • BlackRock is the world’s largest asset manager¹ and the largest manager of closed-end funds², with more than 35 years of advisory experience • BlackRock believes that the Funds’ investment strategies strongly benefit from an investment adviser with the sophistication and extensive expertise of BlackRock • BlackRock’s scale and deep relationships have historically given it enhanced access to private investments and high-demand initial public offerings • BlackRock also leverages the Aladdinâ“‡ Risk Management Platform and has significant risk management expertise Saba’s proposal and its implications • Could result in the firing of BlackRock as each Fund’s investment adviser. Depriving each Fund of BlackRock’s experience and expertise may plunge each Fund into uncertainty about its investment adviser and its future, harming the Funds and their shareholders. How do I vote? Vote online Using the website provided on your enclosed WHITE proxy card and following the simple instructions. www.proxyvote.com Vote by phone By calling the toll-free number on your enclosed WHITE proxy card and follow- ing the simple instructions. Vote by mail By completing and returning your enclosed WHITE proxy card in the postage paid en- velope provided. Cast your vote We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. > Cast your vote © 2024 BlackRock, Inc. All rights reserved. Based on $10.5T AUM as of March 31, 2024. *Based on $47B AUM in 51 funds as of March 31, 2024. FOR EXISTING SHAREHOLDER USE ONLY—NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. ® 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

BlackRock Proposals BlackRock nominees BlackRock Portfolio Managers BlackRock Funds BLACKROCK CLOSED-END FUNDS Lead Portfolio Managers Get to know our team of lead Portfolio Managers. › Cast your vote > This proxy season counts. Vote the WHITE proxy card now! Lead Portfolio Managers Rick Rieder CIO of Global Fixed Income, Head of Fundamental Fixed Income, and Head of the Global Allocation Investment Team Rick Rieder was named Morningstar’s Outstanding Portfolio Manager of the Year* in 2023. Responsible for roughly $2.4 trillion in assets, Rick is a member of BlackRock’s Global Executive Committee (GEC), its GEC Investment Sub- Committee, and is Chairman of the BlackRock Investment Council. He is the lead Portfolio Manager for ECAT and BCAT. Source â‘ *The award process recognizes portfolio managers who Morningstar believes demonstrate the industry’s very best attributes, including investment skill and an alignment of interests with the strategies’ investors. Erin Xie Head of the Fundamental Equities Health Sciences team, Managing Director and Portfolio Manager Erin Xie’s service with BlackRock dates back to 2001, including her years with State Street Research & Management (SSRM), which merged with BlackRock in 2005. At SSRM, she was a Senior Vice President and Portfolio Manager responsible for managing the State Street Health Sciences Fund. She is the lead Portfolio Manager for BMEZ. Sean Carney Chief Investment Officer (CIO) of Municipal Bond Funds and Head of the Municipal Strategy team, Managing Director and Portfolio Manager Sean Carney has 20+ years of experience in the industry. He has been instrumental in building out the Municipal Strategy platform and the Primary Markets Group at BlackRock. For 7 years, he was recognized as the industry’s top buy-side Municipal Strategist by Smith’s Research & Gradings. He is the lead Portfolio Manager for MPA, BNY, MHN, MYN, BFZ. Phil Ruvinsky Lead portfolio manager of the BlackRock Large Cap Growth, BlackRock Mid- Cap Growth Equity and BlackRock SMID-Cap Growth Equity Portfolios Phil Ruvinsky is the lead Portfolio Manager of the BlackRock Large Cap Growth, BlackRock Mid-Cap Growth Equity, and BlackRock SMID-Cap Growth Equity Portfolios. Prior to joining BlackRock, Phil was a Sector Head and Research Analyst at Sureview Capital LLC. He is the lead Portfolio Manager for BIGZ. Tony Kim Head of the Fundamental Equities Global Technology team, Managing Director and Portfolio Manager Tony Kim has 24+ years of experience in technology investments at firms including Artisan Partners, Credit Suisse Asset Management, Neuberger Berman, and Merrill Lynch. In 2013, he became a member of the Fundamental Equity division of BlackRock’s Portfolio Management Group and the Technology Sector Head. He is the lead Portfolio Manager for BSTZ. How do I vote? Vote online Vote by phone Using the website provided on your enclosed WHITE proxy card and following the simple instructions. www.proxyvote.com By calling the toll-free number on your enclosed WHITE proxy card and follow- ing the simple instructions. Vote by mail By completing and returning your enclosed WHITE proxy card in the postage paid en- velope provided. › Cast your vote We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. › Cast your vote © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY—NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

BlackRock Proposals BlackRock nominees BlackRock Portfolio Managers BlackRock Funds BLACKROCK CLOSED-END FUNDS Funds and resources Explore more about the closed-end funds impacted, their underlying strategies, holdings, characteristics, fees and portfolio managers. > Cast your vote > This proxy season counts. Vote the WHITE proxy card now! BCAT BlackRock Capital Allocation Term Trust View BCAT’s latest performance, key facts, and holdings data. > See fact sheet BIGZ BlackRock Innovation and Growth Term Trust View BIGZ’s latest performance, key facts, and holdings data. > See fact sheet BMEZ BlackRock Health Sciences Term Trust View BMEZ’s latest performance, key facts, and holdings data. Fund Materials > BCAT commentary > BCAT proxy update Fund Materials > BIGZ commentary > BIGZ proxy update Fund Materials > BMEZ commentary > BMEZ proxy update BSTZ BlackRock Science and Technology Term Trust View BSTZ’s latest performance, key facts, and holdings data. › See fact sheet ECAT BlackRock ESG Capital Allocation Term Trust View ECAT’s latest performance, key facts, and holdings data. › See fact sheet Fund Materials > BSTZ commentary > BSTZ proxy update Fund Materials > ECAT commentary > ECAT proxy update BFZ BlackRock California Municipal Income Trust View BFZ’s latest performance, key facts, and holdings data. › See fact sheet BNY BlackRock New York Municipal Income Trust View BNY’s latest performance, key facts, and holdings data. > See fact sheet Fund Materials > BFZ proxy update Fund Materials > BNY proxy update MHN BlackRock MuniHoldings New York Quality Fund, Inc. View MHN’s latest performance, key facts, and holdings data. › See fact sheet MPA BlackRock MuniYield Pennsylvania Quality Fund View MPA’s latest performance, key facts, and holdings data. › See fact sheet Fund Materials > MHN proxy update Fund Materials > MPA proxy update MYN BlackRock MuniYield New York Quality Fund, Inc. View MYN’s latest performance, key facts, and holdings data. > See fact sheet Fund Materials > MYN proxy update How do I vote? Vote online Using the website provided on your enclosed WHITE proxy card and following the simple instructions. www.proxyvote.com Vote by phone By calling the toll-free number on your enclosed WHITE proxy card and follow- ing the simple instructions. Vote by mail By completing and returning your enclosed WHITE proxy card in the postage paid en- velope provided. > Cast your vote We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. › Cast your vote © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY—NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.